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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Earliest Event Reported
                                  July 14, 2005


                       Environmental Tectonics Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                  Pennsylvania
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation of organization)



        1-10655                                         23-1714256
------------------------                    ------------------------------------
(Commission File Number)                    (IRS Employer Identification Number)




      County Line Industrial Park
       Southampton, Pennsylvania                                  18966
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(Address of principal executive offices)                        (Zip Code)


        Registrant's telephone number, including area code (215) 355-9100



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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 14, 2005, Environmental Tectonics Corporation (the "Company") issued a press release announcing its financial results for the first quarter of fiscal 2006. A copy of this press release is attached as Exhibit 99.1 and is hereby incorporated by reference.

         In accordance with General Instruction B.2 of Form 8-K, the information in this Form 8- K is being furnished under Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.










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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

99.1  Press Release, dated July 14, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        ENVIRONMENTAL TECTONICS CORPORATION
                                        Registrant


Date:  July 15, 2005                    By /s/ Duane D. Deaner
                                           -------------------------------------
                                           Duane D. Deaner
                                           Chief Financial Officer